SECURITIES AND EXCHANGE COMMISSION

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Virgin America Inc.

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Alaska Air Group, Inc.

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Filed by Alaska Air Group, Inc.

Pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934, as amended

Subject Company: Virgin America Inc.

Commission File No.: 001-36718

The following is a slide presentation presented by executives from Alaska Airlines and Virgin America on an investor and media conference call and webcast on April 4, 2016.

The Premier Airline for People on the West Coast

Safe Harbor
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on, and include statements about, the Company’s estimates, expectations, beliefs, intentions, and strategies for the future, and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Please refer to the risk factors described in Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.
2

Important information for investors and stockholders
This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.
3

Important information for investors and stockholders
Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.
4

Alaska + Virgin by the Numbers
Annual
Alaska
Virgin America
Revenues
$5.6 Billion
$1.5 Billion
$7.1 Billion
Annual
Passengers
32 Million
7 Million
39 Million
152 Boeing
Aircraft
52 Q400
63 Airbus
282
15 regional jets
+
=
Daily
Departures
1,000
200
1,200
Destinations
112
24
114*
Pre-Tax
$1.3 Billion
$200 Million
$1.5 Billion
Profit
*AS and VX have 22 current destinations that overlap.

The Premier Airline for People on the West Coast
Deal Facts
Management Structure
Transaction: $2.6B all cash deal
CEO: Brad Tilden
Airline Name: Alaska Airlines
COO: Ben Minicucci
Total Employees: 18,300
CFO: Brandon Pedersen
Corporate Office: Seattle with continued presence in San Francisco
CCO: Andrew Harrison

Our shared passion for service is widely recognized
Virgin America
Consumer Reports
Widely recognized
FORTUNE
4 STAR AIRLINE
SKYTRAX
as best in class
TRAVEL+LEISURE Conde Nast Traveler
Alaska AIRLINES
“Highest in Customer Satisfaction Among Traditional Carriers in North America, Eight Years in a Row”
#1 Traditional Carrier
8 straight years

Alaska brand stays. We will explore options for the Virgin brand in the future.
Virgin

We are bullish on the industry.
1977 33 years 2009 -$52B
2010 6 years 2015 $45B
Changed Industry Dynamics
Fundamentally changed industry structure
Returns focused leadership teams
Constrained airport real estate
Growth in leisure travel
New revenue sources
9

We're confident in our own business and our ability to create value for our constituencies.

Safe

READY SAFE GO

Great Operation

THE WALL STREET JOURNAL.

	2015	2014	2013
1	Alaska	Alaska	Alaska
2	Virgin Amer.	Virgin Amer.	Delta
3	Delta	Delta	Virgin Amer.
4	Southwest	JetBlue	Southwest
5	JetBlue	Southwest	JetBlue

Award Winning Service



"Highest in Customer Satisfaction Among Traditional Carriers in North America, Eight Years in a Row"

Employee Engagement

Forbes | 2016
AMERICA'S BEST LARGE EMPLOYERS
POWERED BY STATISTA

Strong Balance Sheet

AIRLINE CREDIT RATING

	S&P	Fitch
BBB+		SOUTHWEST
BBB	SOUTHWEST	
BBB-	Alaska	Alaska
BB+		
BB	allegiant	
BB-	jetBlue	
B+		jetBlue

High Margins



13%
13%
14%
19%
24%
S&...
Ind...
Leg...
LC...
Ala...

Consolidation has led to dominance of just four airlines.
Airline Domestic Market Share (Revenue)
1980 1990 2000 2010 2015
PSA
USAIR
TWA
HAWAIIAN
Alaska
EASTERN
SOUTHWEST AIRLINES
TWA
spirit
HAWAIIAN
Continental Airlines
SOUTHWEST.COM
TWA
HAWAIIAN
spirit
AirTrans
jetBlue
Continental Airlines
spirit airlines
jetBlue
FRONTIER AIRLINES
Alaska
EASTERN
AmericanAirlines
UNITED AIRLINES
USAIR
DELTA
UNITED AIRLINES
AmericanAirlines
nwa
UNITED
AmericanAirlines
Delta
UNITED
Southwest.com
AmericanAirlines
DELTA
Southwest
UNITED
DELTA
American Airlines
Market share of 4 largest carriers
61% 68% 61% 65% 84%
Total domestic revenue pulled from Form 41 data. Airlines included in sample set: American, Aloha Alaska Jetblue, Continental, Delta, Frontier, Airtran, Hawaiian, American West, Spirit, Northwest, Pan American, Sun Country, TWA, ATA, United, US Airways, Virgin America, Southwest and Midwest Express
11

Acquiring Virgin America Provides a Platform for Growth
Powerful West Coast Network
Enhanced Partnerships
Access to Constrained Airports JFK
California Customer Base
Opportunity to Grow & Improve Loyalty
Virgin america
Increased Influence
Alaska Mileage Plan
4000 1234 5678 9123 00/00
CURIS L MARTIN 1234
VISA SIGNATURE
Sources: Bureau of Economic Analysis, DOT O&D Data and Published Schedules
Market concentration defined as the ratio of the #1 carrier’s market share to the #2 carrier’s market share

California is our single largest opportunity…
Population
11.9 Million
Daily
Passengers
North America
71,700
AK
0.7M
WA
7.2M
OR
4.0M
Population
39.1 Million
Daily
Passengers
North America
185,700
CA 39.1M
2.5x PacNW Daily Passengers
3X PacNW Population

…with very attractive characteristics.
Characteristic Metric US Rank
Population 39.1M #1
Gross State Product $2.3T #1
North America Pax/Day 185,700 #1
Intl Passengers/Day 11,750 #3
Gross State Product Growth 4% #4
Sources: Bureau of Economic Analysis, DOT O&D Data and Published Schedules
Market concentration defined as the ratio of the #1 carrier’s market share to the #2 carrier’s market share
14

Alaska is heavily invested in California, but not to the extent required to establish a meaningful presence.
Alaska North America Seat Share
52%
43%
52%
7%
Alaska Daily Seats – Top States
Rank State Daily Seats
1 Washington 39,654
2 California 22,747
3 Oregon 14,333
4 Alaska 12,770
Average daily scheduled seats for YE3Q16

With Virgin America, we obtain valuable gates and landing slots on the East and West Coast.
SFO
8
Gates
LAX
6 Gates
JFK 23 Slots
LGA 12 Slots
EWR 15 Slots
DCA 10 Slots
DAL
2 Gates

From day one, the combined carrier will have the largest seat share on the West Coast…
22%
21%
16%
12% 12%
7%
2% 1%
Alaska AIRLINES
America
jetBlue
spirit airlines
Share of West Coast Seats
*North America Seat Share from Alaska, Oregon, Washington, and California YE3Q16; total is less than 100% because smaller “other” category is excluded
17

…and a significant presence at all major metropolitan areas.
Anchorage
46 Flights
9 Gates
Seattle
291 Flights
32 Gates
Portland
123 Flights
20 Gates
San Francisco
73 Flights
10 Gates
Bay Area
115 Flights
LAX
79 Flights
12 Gates
LA Basin
102 Flights
Average scheduled daily flights for Alaska and Virgin America YE3Q16

Based on seat share, we will become the second largest carrier in SFO and relevant in a fragmented LAX…
Passengers per Day Each Way
Sacramento
Oakland
SFO
36K
San Jose
Burbank
LAX 49K
Ontario
Palm Springs
SEA 31K
John Wayne
Long Beach
San Diego
PDX 17K
SFO
Alaska AIRLINES
Other
5%
16% 12%
11%
10%
46%
LAX
Alaska AIRLINES
Other
9%
11% 24%
20%
18%
18%
…with opportunity to further expand in other important California airports
Map represents Year-End Q1 ‘15 Domestic PDEW, Pie Charts represent YE Q3 ’16 Domestic Seats

Our market position in San Francisco moves from a distant #6 to a strong #2…
SFO Customer Utility
6%
Alaska - Today
Service in Top 10 Markets from SFO
Rank Market
1 JFK
2 LAX
3 Las Vegas
4 Chicago
5 Boston
6 Seattle
7 Newark
8 San Diego
9 Denver
10 Dulles

Our market position in San Francisco moves from a distant #6 to a strong #2…
SFO Customer Utility
58%
6%
Alaska - Today Alaska - Post
Merger
Service in Top 10 Markets from SFO
Rank Market
1 JFK
2 LAX
3 Las Vegas
4 Chicago
5 Boston
6 Seattle
7 Newark
8 San Diego
9 Denver
10 Dulles

… And our utility in LAX increases substantially
LAX Customer Utility
10%
Current
Service in Top 10 Markets from LAX
Rank Market
1 JFK
2 San Francisco
3 Chicago
4 Seattle
5 Las Vegas
6 Denver
7 Newark
8 Honolulu
9 Boston
10 Atlanta
Utility percentage represents share of domestic revenue for the year ended Q32015.

… And our utility in LAX increases substantially
LAX Customer Utility
52%
10%
Current Future
Service in Top 10 Markets from LAX
Rank Market
1 JFK
2 San Francisco
3 Chicago
4 Seattle
5 Las Vegas
6 Denver
7 Newark
8 Honolulu
9 Boston
10 Atlanta
Utility percentage represents share of domestic revenue for the year ended Q32015.

Combining our loyalty programs and networks will provide greater benefits for West Coast customers and…
FLY America
4000 1234 5678 9010
4/18
SIR RICHARD BRAKSON
Elevate! VISA SIGNATURE
Alaska Mileage Plan
4000 1234 5678 9123
00/00
CHRIS L MARTIN
MILEAGE PLAN NUMBER
1234
VISA SIGNATURE

…a partner portfolio that gives our customers expansive global reach. But more importantly…
Hainan Airlines
CHINA EASTERN
CHINA AIRLINES
KOREAN AIR
CATHAY PACIFIC
SINGAPORE AIRLINES
FIJI AIRWAYS
Australia
QANTAS
Alaska AIRLINES
American Airlines DELTA
HAWAIIAN AIRLINES
AEROMEXICO
LATAM AIRLINES
ICELANDAIR BRITISH AIRWAYS
AIRFRANCE KLM
Virgin atlantic
Emirates

…we’ve created a strong West Coast airline for our customers.

We believe there is significant demand for low-fare carriers that offer a premium product.


North America Revenue
Network Carriers
UNITED
DELTA
American Airlines
66%
Low Fare Premium Product Carriers
Alaska
america
HAWAIIAN
jetBlue
12%
Low Cost Carriers
Southwest
sun country airlines
19%
Ultra Low Cost Carriers
spirit
allegiant
FRONTIER
3%

We were pioneers in managing to ROIC and consistently create significant value for our owners.
After-Tax Return on Invested Capital
10.7% 11.7% 13.0% 13.6% 18.6% 25.2%
2010 2011 2012 2013 2014 2015
Alaska

We are generating strong margins, consistent with high-quality industrial companies.
Industry and Sector Leading Pre-Tax Margin (2015)
13.0% 13.1% 13.9% 18.8% 24.0%
S&P 500 Industrials Legacies LCC’s Alaska
Alaska’s pre-tax margin is higher than all but 10 companies included in the S&P 500
Network: AAL, DAL, UAL. LCC’s : LUV, HA, JBLU, SAVE, and ALGT Industrials refers to all industrial companies included in the S&P 500
29

We have a track record of balanced cash flow allocation.
$6,060M $493M $3,007 M $1,395M $1,221M
Cash Flow from Operations
Pension Contributions
Capex (Aircraft/Other)
Cash Returned to Shareholders
Debt Payments Net of Borrowing
2010 to 2015 cash generation and deployment. Capex includes both aircraft and other capex

We have reduced our leverage and now have an investment-grade balance sheet
Debt-to-Cap
81% 67% 27%
2008 2010 2015
AIRLINE CREDIT RATING
S&P Fitch
BBB+ BBB BBB- BB+ BB BB- B+ B B-
SOUTHWEST Alaska allegiant air. jetBlue +
SOUTHWEST + Alaska + + jetBlue +
Investment Grade
31

We are extending Alaska’s track record of successful growth to a larger platform
Mainline ASM Growth by Year, 1995–2015
Overall Growth Rate: 7.7%
Industry Growth Rate: 1.0%
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015E
*U.S. Domestic Industry Data from A4A
Combination of the two powerful networks in the West creates meaningful synergies.
Virgin and Alaska are both low-cost high-value carriers.
We now have a strong growth platform.

This acquisition produces higher pre-tax profits at similar margins.
Pre-Tax $
$1.3B $200M $1.5B $225M $100M $1.6B
Alaska Virgin Alaska + Virgin (Pre-merger) Run-Rate Synergies Interest and Intangible Amortization ALK + VA (Post-merger)
ALK+VA based on 2015 adjusted earnings. Synergies shown are run-rate synergies
Pre-Tax Margin %
24% 13% 22% 23%
Alaska Virgin Alaska + Virgin (Pre-merger) Run-Rate Synergies Interest and Intangible Amortization ALK + VA (Post-merger)
33

Significant synergies create value for our owners.
Average Annual Run Rate Estimates
Revenue Synergies $175M
Net Cost Synergies $50M
Total Synergies $225M
We expect one-time costs to total ~$300M - $350M

These synergies are in line with recent deals in the sector.
Net Synergies
$680M $2.0B $1.0B - $1.2B $225M > $400M > $1.0B
6.5% 6.3% 3.9% 3.1% 2.8% 2.7%
Average: 4.4% of Annual Returns
Nwa Alaska Virgin America Southwest.com Airtran
Source: SEC filings by other airlines
Notes: Delta / Northwest announced merger with $1.1b in synergies and revised upward to $2.0b after closing. Average reflects actuals only
35

We expect synergies to ramp up quickly.
100%
90%
65%
30%
2017 2018 2019 2020
We expect the deal to be accretive in year 1

We expect to finance the transaction with cash on hand, aircraft debt and a temporary slowdown of share buybacks.
Acquisition Price
Equity Purchased
$2.6B
Net Debt and Leases Assumed
$1.4B
Total
$4.0B
Financing Sources
Cash
$0.6M
Debt and Leases Assumed
$1.4B
New Debt Issued
$2B
Total
$4.0B
37

Post merger, our leverage remains one of the lowest in the industry…
Debt-to-Cap
40% 46% 48% 58% 63% 65% 66% 78% 84%
LUV JBLU DAL ALK SAVE ALGT UAL HA AAL
Jetblue Alaska Airlines Spirit Airlines Allegiant
Source: OALs come from 2015 10-K reports. ALK is a pro forma modeled on the combined carrier.

…and in line with S&P 500 industrials.
Debt-to-Cap ~50% by end of 2017 58% ~45%
Half of S&P 500 Industrials have leverage between 40-60%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100+% Post Close 2020
We are committed to “re-de-leveraging” the balance sheet
39

Virgin’s fleet plan provides us flexibility.
5 5 5 10 10 10
58 63 68 73 73 83 93
2016 2017 2018 2019 2020 2021 2022
Aircraft at beginning of year New deliveries
40

We remain committed to returning capital to our owners via a growing dividend and consistent share buybacks.
ANNUAL RETURN OF CAPITAL ($ IN MILLIONS)
Dividend
Share Repurchase
Slow down repurchases during integration
$28 $68 $102 $130
$159 $348 $505 $200+
2013 2014 2015 2016E 2017E 2018E
*Dividend spend subject to Board Approval.
+ Share repurchase based on current expected case – subject to change.
41

Recap
1. We have a track record of being best-in-class operators
2. We have generated return far in excess of our industry peers and our cost of capital
3. Larger platform for growth and deal synergies will allow us to create greater value for all of our stakeholders
4. We remain focused on the quality of our balance sheet and returns to shareholders

It’s time to take our talents to a larger stage.
Highest-rated customer service, 8 years in a row. —J.D. Power
Number 1 airline in the US, 3 years in a row. —Wall Street Journal
The most on-time airline in North America. 6 years and counting. —FlightStats.com
43

Alaska and Virgin both run strong operations.

THE WALL STREET JOURNAL.

2015 Airline Scorecard | Rankings of major carriers in key operational areas, best to worst

	Overall rank	On-time arrivals	Canceled flights	Extreme delays	2-hour tarmac delays	Mishandled baggage	Involuntary bumping	Fewest Complaints
1	Alaska	Alaska	Frontier	Alaska	Alaska	Virgin Amer.	JetBlue	Alaska
2	Virgin Amer.	Delta	Virgin Amer.	Delta	Southwest	JetBlue	Virgin Amer.	Southwest
3	Delta	Southwest	Alaska	Southwest	Virgin Amer.	Delta	Delta	Delta
4	Southwest	Virgin Amer.	Southwest	Virgin Amer.	Delta	Spirit	Spirit	JetBlue
5	JetBlue	JetBlue	Delta	American	Frontier	Frontier	Alaska	Virgin Amer.
6	Frontier	United	JetBlue	United	JetBlue	United	American	United
7	United	American	Spirit	JetBlue	Spirit	Southwest	United	American
8	Spirit	Frontier	United	Frontier	United	Alaska	Southwest	Frontier
9	American	Spirit	American	Spirit	American	American	Frontier	Spirit

Sources: On-time and canceled flights data for full year 2014 from masFlight. Includes regional affiliate flights. extreme delays, which are 45 minutes or longer, compiled by FlightStats Inc. Two-hour tarmac delays, mishandled baggage, and consumer complaints from Department of Transportation based on 12 months ended in November. DOT involuntary-bumping data 12 months through September.

44

Both of us operate young fleets…
Fleet Age in Years
22
17
14
12
11
10 10
8
6
5
Spirit Virgin JetBlue Alaska Hawaiian American Southwest United Delta Allegiant
Combined fleet age of 8.5 years
Source: Airfleets.net. Mainline only.
45

…that are highly fuel efficient.
Fuel EfficiencyASM’s/Gallon
83
82
76 75
74
70 70
68
66
65
Spirit Alaska Hawaiian Virgin Southwest JetBlue Allegiant United American Delta
Our combined fuel efficiency would be over 20% better than legacy carriers
Source: 2015 10-K reports. Mainline only.
46

Our customers will benefit.
Award winning service
Fares lower than legacy airlines
Expanded service for Virgin customers to thriving Silicon Valley and Seattle markets
More flight frequency to international airlines departing SFO, SEA and LAX
New access to capacity-constrained markets

We are committed to taking care of employees
READY SAFE GO
BEST
PLACES TO WORK
2015
for LGBT Equality
100% CORPORATE EQUALITY INDEX
Forbes 2015
AMERICA’S BEST EMPLOYERS
BEST
PLACES TO WORK
2015
for LGBT Equality
100% CORPORATE EQUALITY INDEX
POWERED BY STATISTA
glassdoor
Best Places to Work
BEST TRAVEL COMPANY
48

Deal Milestones
VA Shareholder April Announcement Integration Planning
2Q/3Q Approval 3Q/4Q ‘16 Regulatory Approval 4Q ‘16 Deal Close
Combined Company Two Operating Certificates
1Q ‘18 Single Operating Certificate
49

The Premier Airline
for People on the West Coast
Alaska AIRLINES + Virgin america